FORBEARANCE AGREEMENT


     This FORBEARANCE AGREEMENT, dated as of February 11, 2004 (this "Agreement"), is entered into by and among Brown Jordan International, Inc. (f/k/a WinsLoew Furniture, Inc.), a Florida corporation ("Borrower"), WLFI Holdings, Inc. ("Holdings"), the Subsidiary Guarantors listed on the signature pages hereto ("Subsidiary Guarantors" and collectively with Holdings, "Guarantors"), the Lenders party hereto and Canadian Imperial Bank of Commerce, as Administrative Agent for Lenders ("Administrative Agent").

     This Agreement is made with reference to that certain Credit Agreement dated as of May 8, 2001 by and among Borrower, Lenders, CIBC Inc., as swing line lender, Administrative Agent and CIBC World Markets Corp., as lead arranger and bookrunner, as amended to date (as amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS


     A. Borrower has failed to comply with certain of the provisions of the Second Amendment dated as of March 19, 2003 among Borrower, Lenders, CIBC Inc., as swing line lender, and Administrative Agent (the "Second Amendment") and the Credit Agreement, including failure to comply with the financial covenants set forth in Sections 7.6A, 7.6B, 7.6C, 7.6D, 7.6F and 7.6G of the Credit Agreement, in each case for the 4th Fiscal Quarter of Fiscal Year 2003, which failures have created Events of Default and Potential Events of Default as of the date hereof (any and all Events of Default and Potential Events of Default existing as of the date hereof and any Events of Default subsequently arising from any Potential Event of Default existing as of the date hereof, are herein called the "Existing Defaults").

     B. Borrower, Administrative Agent and Requisite Lenders have entered into a Forbearance Agreement dated as of January 9, 2004, pursuant to which Administrative Agent and Requisite Lenders agreed to forbear from exercising certain remedies based on the Existing Defaults through 10:00 a.m., New York City time of February 11, 2004.

     C. Borrower has requested that Administrative Agent and Requisite Lenders agree to extend their forbearance from exercising certain remedies based on the Existing Defaults through March 10, 2004, and the Lenders consenting to this Agreement are willing to so agree subject to the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Guarantors, Lenders and Administrative Agent covenant and agree as follows:

I.       ACKNOWLEDGEMENTS; REPRESENTATIONS; ADDITIONAL AGREEMENTS.

A. Borrower and Guarantors acknowledge and agree that the terms of the Loan Documents to which each is a party are the valid and binding obligations of Borrower and each such Guarantor, as applicable, in full force and effect, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, and as of the date hereof are not subject to any claims, offsets, defenses or counterclaims. Borrower and the each Guarantor further expressly acknowledge and agree that Administrative Agent, for its benefit and the benefit of Lenders, has a valid, duly perfected and fully enforceable security interest in and First Priority Lien against the Collateral as collateral security for the Obligations. Borrower and each Guarantor agree that they shall not (i) dispute the validity or enforceability of the Credit Agreement and other Loan Documents or any of their respective obligations thereunder, or the validity, priority, enforceability or extent of Administrative Agent's security interest in or lien against any item of Collateral or (ii) assist or otherwise support any challenge to, or contest of, the validity or enforceability of any Loan Document or the validity, priority, enforceability or extent of Administrative Agent's security interest in or lien against any item of Collateral by a third party with respect to any Prior Event (as defined below).

B. Borrower and Guarantors represent that the representations and warranties made in the Loan Documents are true and correct in all material respects as of the date hereof as though made at and as of the date hereof, except for such representations and warranties that relate to a particular date, such representations and warranties being true, correct and complete in all material respects on and as of such particular date.

C. Each of Borrower and the Guarantors agrees that it is jointly and severally obligated to reimburse on a monthly basis upon presentation of invoices the reasonable fees and expenses (including, without limitation, fees and costs of (i) counsel to Administrative Agent and Lenders, (ii) the financial advisor, Crossroads, LLC, retained by counsel to Administrative Agent and (iii) the collateral audit firm Evergreen Collateral Consulting, LLC, retained by counsel to Administrative Agent) of Administrative Agent and Lenders incurred in connection with the Credit Agreement and this Agreement.

D.       Each of Borrower and the Guarantors represents that:

1. It has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, and perform its obligations hereunder.

2. The execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate action on its part, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

3. The execution, delivery and performance by it of this Agreement does not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to it, its Certificate or Articles of Incorporation or Bylaws or any order, judgment or decree of any court or other agency of government binding on it, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any of its Contractual Obligations, (iii) result in or require the creation or imposition of any Lien upon any of its properties or assets, or (iv) require any approval of its stockholders or any approval or consent of any Person under any of its Contractual Obligations.

4. The execution and delivery by it of this Agreement does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

E. Each of Borrower and the Guarantors agrees to deliver to Administrative Agent prompt notice by facsimile of any communication, written or oral, related to defaults under, the actual or threatened exercise of remedies under or possible restructuring of the Subordinated Indebtedness, from or on behalf of a holder of or representative of (including, without limitation, a trustee) any Subordinated Indebtedness, together with a copy of any such written communication received by Borrower or any Guarantor. Each Borrower and Guarantor further agrees to deliver to Administrative Agent prompt notice by facsimile of any communication, written or oral, related to defaults under, the actual or threatened exercise of remedies under or possible restructuring of the Subordinated Indebtedness, originated by Borrower or any Guarantor to a holder of or representative of a holder of (including, without limitation, a trustee) any Subordinated Indebtedness in such person's capacity as such a holder or representative, together with a copy of any such written notice or legal process sent by Borrower or any Guarantor.

     F. Each of Borrower and the Guarantors represents that it does not intend to make or set aside any payments on account of the Senior Subordinated Notes through the expiration of the 30-day grace period for the payment of interest set forth in section 6.01(a) of the Subordinated Note Indenture unless an agreement is entered into with Administrative Agent and Requisite Lenders prior to the expiration of such grace period permitting the making or setting aside of such payments and agrees that, in any event, it will give Administrative agent at least five Business Days' prior written notice prior to making or setting aside any payment on account of the Senior Subordinated Notes.

     G. Borrower and Guarantors acknowledge and agree that Existing Defaults have occurred and are continuing, and such Existing Defaults constitute Events of Defaults that, absent the agreement to forbear as set forth herein, would entitle Lenders to declare the Obligations immediately due and payable and to take action to collect the Obligations and to enforce all other rights and remedies available to Lenders under the Loan Documents.

     H. Borrower and Guarantors acknowledge and agree that, effective as of January 1, 2004, interest began accruing at the rate set forth in subsection 2.2.E of the Credit Agreement, with such default interest payable on demand at any time on or after the Forbearance Termination Date.

II. FORBEARANCE AND OTHER AGREEMENTS.

     A. Subject to the terms hereof and in reliance on the representations, warranties, and agreements of Borrower and Guarantors herein contained, Administrative Agent and Lenders consenting to this Agreement agree to forbear from accelerating the Obligations, exercising a right of setoff, exercising collection rights, foreclosing against the Collateral, demanding or collecting any default interest (provided, however, that default interest shall accrue as set forth in section I.H of this Agreement), or exercising any other remedies set forth in the Loan Documents or at law or in equity with respect to the Obligations, in each case arising out of the Existing Defaults, except for the right to deliver a Blockage Notice (as defined in the Subordinated Note Indenture) and the right to retain financial advisors as described above, until the earlier of (x) 10:00 a.m. New York City time on March10, 2004, (y) the date upon which any of the Forbearance Conditions set forth in Section III hereof is not satisfied or ceases to continue to be satisfied, and (z) or upon the failure to perform any of the provisions of, or the breach of any representation, warranty or other covenant set forth in, this Agreement (each, a "Forbearance Default") (the earliest of clauses (x), (y) and (z) being referred to as the "Forbearance Termination Date"); provided, however, that nothing herein shall be deemed to excuse satisfaction of any condition in the Credit Agreement based on any Event of Default or Potential Event of Default or any Forbearance Default, other than the Existing Defaults.

     B. Through the Forbearance Termination Date, the Borrower shall be entitled to borrow and repay Revolving Loans pursuant to the Revolving Loan Commitment, to convert or to continue the applicable basis for determining the interest rate with respect to Loans, and to request the issuance of Letters of Credit, subject to satisfaction of the conditions to a conversion or continuance contained in subsection 2.2D of the Credit Agreement and the conditions to the extensions of credit contained in Section 4 of the Credit Agreement, in each case other than conditions that are not satisfied because of the Existing Defaults.

     C. This agreement to forbear is limited strictly to the Existing Defaults, so that on the Forbearance Termination Date or prior thereto upon the occurrence of any Event of Default or Potential Event of Default under the Credit Agreement (other than an Existing Default), Administrative Agent and Lenders consenting to this Agreement shall immediately be free to exercise any remedies set forth in the Credit Agreement, the other Loan Documents or at law or equity. There shall be no grace or cure period under this Agreement for any Forbearance Default.

     D. This Agreement is an agreement of forbearance only and not an agreement of waiver. Without limiting the generality of the foregoing, this Agreement does not in any manner, either expressly or by implication, constitute a waiver, rescission, release, or a modification of, or any agreement to waive, rescind, release or modify, by Administrative Agent or any Lender, of any Event of Default or Potential Event of Default currently existing under the Credit Agreement or any of the other Loan Documents, whether or not constituting a part of the Existing Defaults, and whether known or unknown, or (except as otherwise expressly provided herein) any right or remedy which Administrative Agent or any Lender may have by or pursuant to the Credit Agreement or any of the other Loan Documents, under applicable law or principles of equity, or otherwise.

III. FORBEARANCE CONDITIONS.

     The agreement to forbear set forth in Section II hereof is subject to the satisfaction and continuation of the following conditions (the "Forbearance Conditions"):

     A. Other than any Existing Default, no Event of Default, Potential Event of Default or Forbearance Default shall occur.

     B. Borrower shall have satisfied and be in compliance with each term, condition, and representation set forth in this Agreement.

     C. Borrower or any Guarantor or any of their respective affiliates shall not have commenced litigation against any Lender or Administrative Agent in connection with or related to any of the transactions contemplated by the Loan Documents, this Agreement, the Senior Subordinated Notes, or any other
documents,   agreements,   or  instruments  executed  in  connection  with  this
Agreement.

     D. Borrower shall continue to operate its business on substantially the same basis as it has through the date hereof.

     E. Other than the Existing Defaults, no event or circumstance shall hereafter occur, or shall heretofore have occurred but is hereafter discovered by Lenders that has a Material Adverse Effect, regardless of whether such event or circumstance would constitute an Event of Default.

     F. Neither Borrower nor any of its Affiliates shall have made or set aside any payments on account of any Subordinated Indebtedness (including the Senior Subordinated Notes). No Subordinated Indebtedness (including the Senior Subordinated Notes) shall have been accelerated and neither any representative (including any trustee) nor the holders thereof shall have taken action to enforce any of their remedies under such Subordinated Indebtedness.

     G. Trivest III shall have paid to Administrative Agent (i) no later than February 27, 2004, the Shortfall Amount (as defined in the Trivest Guaranty) indicated by Borrower's audited financial statements for Fiscal Year 2003 if such audited financial statements are available by February 27, 2004, or (ii) no later than March 5, 2004, either (x) the Shortfall Amount indicated on Borrower's audited financial statements for Fiscal Year 2003 if such audited financial statements are available by March 5, 2004, or (y) if Borrower's audited financial statements for Fiscal Year 2003 are not available by March 5, 2004, the sum of $3,492,000.

IV. RESERVATION OF RIGHTS.

     A. The agreement to forbear set forth above in Section II shall be limited precisely as written and relates solely to the Existing Defaults through the Forbearance Termination Date in the manner and to the extent above set forth.

     B. Except as expressly provided in this Agreement, nothing in this Agreement shall be deemed to:

                  1. constitute a waiver of compliance by Borrower or any Guarantor with respect to the sections of the Credit Agreement that are the subject of the Existing Defaults in any other instance or any other term, provision or condition of the Credit Agreement or any Loan Document or any other instrument or agreement referred to therein;

                  2. constitute a waiver of compliance with respect to the Trivest Guaranty, including, without limitation any payment obligations, or

                  3. prejudice any right or remedy that Administrative Agent or any Lender may now have (except, solely until the Forbearance Termination Date, to the extent such right or remedy was based upon the Existing Defaults as set forth herein) or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any other instrument or agreement referred to therein.

     C. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents and the Trivest Guaranty shall remain unchanged and in full force and effect and in all other respects are hereby ratified and confirmed. D. Without limiting the generality of the foregoing, neither Borrower nor any Guarantor will claim that this Agreement or any prior action or course of conduct by Administrative Agent or any of the Lenders constitutes an agreement or obligation to continue such action or course of conduct in the future, except as expressly provided herein. Borrower and Guarantors acknowledge that, except as expressly provided in this Agreement, Administrative Agent and the Lenders have made no commitment as to how or if the Existing Defaults will be resolved upon the Forbearance Termination Date or otherwise.

     E. Subject only to the terms of this Agreement, and subject to any applicable notice, grace or cure periods, Administrative Agent and Lenders may exercise any right or remedy available to them pursuant to the Loan Documents or by applicable law or in equity, including, without limitation, as the result of an Event of Default other than an Existing Default, as a result of a Potential Event of Default, as a result of any Forbearance Default or upon the Forbearance Termination Date, and nothing herein shall operate to restrict, inhibit or prohibit Administrative Agent or Lenders from exercising any such right or remedy or from the prosecution or continued prosecution of any action or proceeding in furtherance of the foregoing.

     F. The Loan Documents are in full force and effect, and shall remain in full force and effect, unless and until an agreement modifying the Loan Documents is executed and delivered by the applicable parties, and then only to the extent such an agreement actually modifies such Loan Documents.

     G. At any time on or after the Forbearance Termination Date, Administrative Agent and Lenders shall be entitled to exercise all their rights and remedies (including rights and remedies based on the Existing Defaults), whether under the Loan Documents or at law or in equity, without further notice or demand.

     H. Borrower, Guarantors, Administrative Agent and Lenders may, from time to time, engage in negotiations concerning the Obligations, which may be lengthy and complex. None of Administrative Agent or Lenders shall have any obligation to modify, amend and/or restructure the Obligations or any of the Loan Documents in connection with such negotiations or otherwise. Each of Administrative Agent and Lenders may terminate such negotiations at any time, in its sole discretion, with or without notice, and without liability of any kind. None of Administrative Agent or Lenders shall have any obligation or liability by virtue of the commencement, prosecution or termination of negotiations concerning any possible amendment. None of Administrative Agent or Lenders shall waive any rights or incur any liability by negotiation or by the passage of time associated therewith.

V. CONDITIONS TO EFFECTIVENESS.

     This Agreement shall be effective upon the satisfaction of the following conditions:

     A. Administrative Agent shall have received executed signature pages to this Agreement by the Requisite Lenders.

     B. Administrative Agent shall have received counterparts of this Agreement executed by Borrower and Guarantors and an Acknowledgement Agreement from Trivest Fund III, L.P., substantially in the form of Exhibit A to this Agreement.

     C. Administrative Agent shall have received, in form and substance reasonably satisfactory to Administrative Agent and its counsel, such other documents, certificates and instruments as Administrative Agent shall reasonably require.

     D. All fees and expenses billed through the date hereof owing to Administrative Agent and Lenders, including, without limitation, outstanding fees and expenses of O'Melveny & Myers LLP (including the fees and expenses of Crossroads, LLC, and Evergreen Collateral Consulting, LLC, each of which has been retained by O'Melveny & Myers LLP), shall have been paid.

VI. GUARANTORS' ACKNOWLEDGEMENTS.

     A. By signing below, each Guarantor: (a) acknowledges, consents and agrees to the execution, delivery and performance by Borrower of this Agreement, and
(b) acknowledges and agrees that its obligations with respect to its guaranty under the Subsidiary Guaranty or the Holdings Guaranty , as the case may be, or any other Loan Documents executed by it are (i) not released, diminished, waived, modified, impaired or affected in any manner by this Agreement, (ii) hereby ratified and confirmed, and (iii) not subject to any claims, offsets, defenses or counterclaims.

     B. By signing below, each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, Guarantors acknowledge that they are not required under the terms of the Holdings Guaranty or the Subsidiary Guaranty , as the case may be, or any other Loan Document to consent to the terms of this Agreement and (ii) nothing in this Agreement or any of the Loan Documents shall be deemed to require the consent of Guarantors to any future amendments to or modifications of or waivers with respect to the Credit Agreement or any of the other Loan Documents, or shall diminish or release Guarantors' guarantee of the Obligations or the force and effect of the other Loan Documents , if such consent is not obtained.

VII. OTHER MATTERS.

     A. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AFFECTED BY THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     B. This Agreement shall be governed by, and interpreted in accordance with, New York law without regard to principles of conflicts of law.

     C. JURY TRIAL WAIVERS. BORROWER, EACH GUARANTOR, ADMINISTRATIVE AGENT, AND LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY LOAN DOCUMENT OR ANY MATTER ARISING FROM THE RELATIONSHIPS ESTABLISHED HEREIN OR THEREIN AND FOR ANY COUNTERCLAIM THEREIN.

     D. Release. Borrower and each Guarantor on behalf of themselves and any Person claiming by, through, or under any Borrower and any Guarantor, and each Subsidiary of Borrower and each Guarantor (if any), on behalf of themselves and Persons claiming by, through, or under such Subsidiary, respectively, acknowledges that they have no claim, counterclaim, setoff, action or cause of action of any kind or nature whatsoever ("Claims") against all or any of the Administrative Agent, the Lenders or any of the Administrative Agent's or the Lenders' Affiliates, directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns (the Administrative Agent, the Lenders and their Affiliates, directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns are jointly and severally referred to as the "Lender Group"), that directly or indirectly arise out of or are based upon or in any manner connected with any "Prior Event" (as defined below), and Borrower and each Guarantor and each Subsidiary of Borrower or any Guarantor hereby release the Lender Group from any liability whatsoever should any Claims with respect to any Prior Events that nonetheless exist. As used herein the term "Prior Event" means any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed or was taken prior to the execution of this Agreement and occurred, existed or was taken in accordance with, pursuant to or by virtue of any terms of this Agreement, the transactions referred to herein, the Credit Agreement and any Loan Document or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied.

     E. Waiver of Civil Code ss. 1542. To the extent that the foregoing Release is a release as to which Section 1542 of the California Civil Code or similar provisions of other applicable law applies, it is the intention of the Releasing Parties that the foregoing Release shall be effective as a bar to any and all causes of action of whatsoever character, nature in kind, known or unknown, suspected or unsuspected, herein and above specified to be so barred. In furtherance of this intention, the Releasing Parties hereby expressly waive any and all rights and benefits conferred upon them by the provisions of Section 1542 of the California Civil Code or similar provisions of other applicable law, and acknowledge that Section 1542 of the California Civil Code provides:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     F. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all which taken together shall constitute but one and the same instrument.

     G. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.


                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                  BROWN JORDAN INTERNATIONAL, INC.
                                 (f/k/a WinsLoew Furniture, Inc.), as Borrower

                                  By: /s/ John W. Frederick

                                  Title: Exec VP & Chief Administrative Officer



                                  WLFI HOLDINGS, INC. as a Guarantor

                                  By: /s/ John W. Frederick
                                  Title: Exec VP & Chief Administrative Officer



                                  Each of the entities listed on Schedule A annexed hereto, as a Guarantor

                                  By: /s/ John W. Frederick

                                  On behalf of each of the entities listed on Schedule A annexed hereto

                                  Title: Exec VP & Chief Administrative Officer



                                  CANADIAN IMPERIAL BANK OF COMMERCE,
                                  Individually and as Administrative Agent

                                  By: /s/ Robert Greer
                                  Title: Assistant General Manager


                                  CIBC Inc., as a Lender

                                  By: /s/ Robert Novak
                                  Title:  Executive Director

                                  ____________________, as a Lender

                                  By:
                                        ----------------------------------
                                Title:
                                        ----------------------------------

                                   SCHEDULE A


                              SUBSIDIARY GUARANTORS



Loewenstein, Inc.

Winston Furniture Company of Alabama, Inc.

Texacraft, Inc.

Tropic Craft, Inc.

Winston Properties, Inc.

Pompeii Furniture Co., Inc.

Wabash Valley Manufacturing, Inc.

Charter Furniture Corporation

Lodging by Liberty, Inc. (f/k/a Lodging by Loewenstein, Inc.)

Southern Wood Products, Inc.

The Woodsmiths Company

BJCLW Holdings, Inc. (f/k/a Brown Jordan International, Inc.)

Brown Jordan Company

Casual Living Worldwide, Inc.

BJ Mexico IV, Inc.

BJ Mexico V, Inc.

BJIP, Inc.

BJI Employees Services, Inc.